Filed Pursuant to Rule 497(e)
1933 Act File No. 033-21718
1940 Act File No. 811-05549

STATEMENT OF ADDITIONAL INFORMATION
January 31, 2015
 (As Amended and Restated May 8, 2015)

REYNOLDS BLUE CHIP GROWTH FUND (RBCGX)
a portfolio of REYNOLDS FUNDS, INC.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Reynolds Blue Chip Growth Fund dated January 31, 2015, as amended and restated on May 8, 2015.  Requests for copies of the Prospectus should be made in writing to the Reynolds Blue Chip Growth Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or by calling 1-800-773-9665.  The Statement of Additional Information is being amended and restated to reflect the appointment of a new director effective as of March 31, 2015.

The following audited financial statements are incorporated by reference to the Annual Report, dated September 30, 2014 of Reynolds Funds, Inc. (File No. 811-05549) as filed with the Securities and Exchange Commission on Form N-CSR on December 4, 2014:

Statement of Assets and Liabilities
Schedule of Investments
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

The Annual Report is available without charge, upon request.  To request the report, call 1-800-773-9665.

REYNOLDS BLUE CHIP GROWTH FUND
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

4827-56

REYNOLDS BLUE CHIP GROWTH FUND

Table of Contents

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2015, as amended and restated on May 8, 2015, and, if given or made, such information or representations may not be relied upon as having been authorized by the Reynolds Blue Chip Growth Fund.

The Statement of Additional Information does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

Reynolds Funds, Inc. (the “Company”) is an open-end management investment company consisting of one diversified portfolio, the Reynolds Blue Chip Growth Fund (the “Fund”).  The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Company was incorporated as a Maryland corporation on April 28, 1988.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions which are matters of fundamental policy.  The Fund’s fundamental investment policies cannot be changed without approval of the holders of the lesser of:  (i) 67% of the Fund’s shares present or represented at a shareholder’s meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

1. The Fund will not concentrate 25% or more of its total assets in any one industry.  This restriction does not apply to obligations issued and guaranteed by the United States government or its agencies.

2. The Fund will diversify its assets in different issuers and will not invest more than 5% of its assets in any one issuer (except that up to 25% of the value of the Fund’s total assets may be invested without regard to this limitation).  This restriction does not apply to obligations issued or guaranteed by the United States government or its agencies.

3. The Fund will not make investments for the purpose of exercising control or management of any company.  As a result, the Fund will not invest in securities of any single issuer if, as a result of such investment, the Fund would own more than 10% of the outstanding voting securities of such issuer.

4. The Fund will not borrow money, including by issuing senior securities, except for temporary bank borrowings (not in excess of 20% of the value of the Fund’s net assets taken at acquisition cost or market value, whichever is lower) for extraordinary or emergency purposes, and the Fund will not pledge any of its assets except to secure borrowings and only to an extent not greater than 10% of the value of the Fund’s net assets taken at acquisition cost or market value, whichever is lower.  The Fund will not purchase securities while it has any outstanding borrowings.

5. The Fund will not lend money (except by purchasing publicly-distributed debt securities or entering into repurchase agreements, provided that repurchase agreements will not exceed 5% of the Fund’s net assets and repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% of the net assets of the Fund).  The Fund will only invest in repurchase agreements which are fully collateralized and will monitor, on a continuous basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price.  In addition, the Fund’s officers under the supervision of the Board of Directors will monitor, on a continuous basis, the creditworthiness of the issuing broker, dealer or bank.

6. The Fund will not purchase securities on margin, purchase warrants, participate in a joint-trading account, sell securities short, or write or purchase put or call options; provided, however, that the Fund’s purchase of stock index options may account for up to 5% of the Fund’s assets, and the Fund may enter into closing transactions.  (With respect to this investment restriction, the Fund may hold warrants as a result of its receipt of securities litigation proceeds or due to corporate actions.)

7. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities).

8. The Fund will not purchase any interest in any oil, gas or any other mineral exploration or development program.

9. The Fund will not purchase or sell real estate or real estate mortgage loans.

10. The Fund will not purchase or sell commodities or commodities contracts, including futures contracts.

The Fund has adopted several other investment restrictions which are not fundamental policies and which may be changed by the Fund’s Board of Directors without shareholder approval.  These additional restrictions are as follows:

1. The Fund will not purchase securities of foreign issuers on foreign markets; however, the Fund may invest not more than 35% of its total assets in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”). (This investment restriction does not limit the Fund’s ability to invest in securities of foreign issuers that are traded on a national securities exchange or listed on an automated quotation system sponsored by a national securities association.)

2. The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund or (b) securities of registered investment companies on the open market where no commission or profit results, other than the usual and customary broker’s commission, and where no more than 10% of the value of the Fund’s total assets would be invested in such securities and no more than 5% of the Fund’s net assets would be invested in shares of any one registered investment company.

3. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of the Fund’s investment adviser.

4. The Fund will not acquire or retain any security issued by a company if any of the directors or officers of the Fund or directors, officers or other affiliated persons of the Fund’s investment adviser beneficially own more than 1/2% of such company’s securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made, except for those percentage restrictions relating to investments in illiquid securities and bank borrowings.  If these restrictions (except for those percentage restrictions relating to investments in illiquid securities and bank borrowings) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund’s fundamental restrictions will be deemed to have occurred.  Any changes in the Fund’s investment restrictions made by the Board of Directors of the Fund will be communicated to shareholders of the Fund prior to their implementation.

INVESTMENT CONSIDERATIONS

The Prospectus for the Fund describes its principal investment strategies and risks.  This section expands upon that discussion and also discusses non-principal investment strategies and risks.

Concentration
As set forth above under the caption “INVESTMENT RESTRICTIONS,” the Fund (subject to certain exceptions) may not concentrate 25% or more of its total assets in any one industry.  The Fund will use the industry classifications of The Global Industry Classification Standard (“GICS”) for purposes of determining whether the Fund has concentrated its investments in a particular industry.

Money Market Instruments
The Fund may invest in cash and money market securities.  The Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities.  The money market securities in which it invests include U.S. Treasury bills, commercial paper, commercial paper master notes and repurchase agreements.

The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization (“NRSRO”).  Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.  Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change.  There is no secondary market for commercial paper master notes.  The Adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.  The principal investment risk associated with the Fund’s investments in commercial paper and commercial paper master notes is credit risk.

The Fund may enter into repurchase agreements with banks that are Federal Reserve member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York’s list of primary dealers with a capital base greater than $100 million.  Repurchase agreements maturing in more than seven days are considered illiquid securities.  When entering into repurchase agreements, the Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement.  A repurchase agreement involves the risk that a seller may declare bankruptcy or default.   If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund.  In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines.  In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.  The principal investment risk associated with the Fund’s investments in repurchase agreements is credit risk.  There is also the risk of lost opportunity if the market price of the repurchased security exceeds the repurchase price.

Investment Grade Investments
The Fund may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate possible capital gains at those times when the Fund’s investment adviser, Reynolds Capital Management, LLC (the “Adviser”), believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises.  The Fund will limit its investments in non-convertible bonds and debentures to those which have been assigned one of the two highest ratings of either Standard & Poor’s Corporation (AAA and AA) or Moody’s Investors Service, Inc. (Aaa and Aa).  The Fund may invest in securities with equivalent ratings from other NRSROs and non-rated issues that are determined by the Adviser to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases.  In the event a non-convertible bond or debenture is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor’s or Baa by Moody’s).  If a bond or debenture is downgraded below investment grade, the Fund will promptly dispose of such bond or debenture, unless the Adviser believes it disadvantageous to the Fund to do so.

Convertible Securities
The Fund may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks).  The Adviser will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation.  The Fund may invest up to 5% of its net assets in convertible debt securities rated less than investment grade.  Debt securities rated less than investment grade are commonly referred to as “junk bonds.”

Investments in convertible securities rated less than investment grade (“high yield convertible securities”) are subject to a number of risk factors.  The market for high yield convertible securities is subject to substantial volatility.  Issuers of high yield convertible securities may be of low creditworthiness and high yield convertible securities are likely to be subordinated to the claims of senior lenders.  The secondary market for high yield convertible debt securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund to value accurately such securities or dispose of them.

Government Obligations
The Fund may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds.  These obligations differ only in terms of their interest rates, maturities and time of issuance.  The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury.  Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them.  There is no guarantee that the U.S. government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.  For a discussion of the placement of FNMA into conservatorship, please see the discussion below under “Mortgage-Backed Securities”.

Zero Coupon Treasury Securities
The Fund may invest in zero coupon treasury securities which consist of U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons by the Federal Reserve Bank.  A zero coupon treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value.  Zero coupon treasury securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.  In addition to zero coupon treasury securities, the Fund may invest in zero coupon bonds issued directly by federal agencies and instrumentalities.  Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond.  Finally, the Fund may invest in U.S. government obligations that have been stripped of their unmatured interest coupons by dealers.  Dealers deposit such stripped U.S. government obligations with custodians for safekeeping and then separately sell the principal and interest payments generated by the security.

Mortgage-Backed Securities
The Fund may purchase residential and commercial mortgage-backed securities that are issued by entities such as GNMA, FNMA, Federal Home Loan Mortgage Corporation

(“FHLMC”), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.  These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.  The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue.  Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States.  GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development.  GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.  Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.  FNMA is a government-sponsored organization owned entirely by private stockholders.  Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA.  Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”).  FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress.  Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the U.S. Treasury Department announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator created under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”).  In addition to placing the companies in conservatorship, the U.S. Treasury Department and the FHFA established a secured lending facility and a Secured Stock Purchase Agreement to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA has stated that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLC, but no assurance can be given that these initiatives will be successful.

As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.  Certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership.  Each of FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Under the Reform Act, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC.

Put and Call Options
The Fund may purchase stock index options.  By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying security at a fixed strike price.  In return for this right, the Fund pays the current market price for the option (known as the option premium).  The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option.  If the option is allowed to expire, the Fund will lose the entire premium it paid.  If the Fund exercises the option, it completes the sale of the underlying security at the strike price.  The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.  The buyer of a put option can expect to realize a gain if security prices fall substantially.  However, if the underlying security’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The feature of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option’s strike price.  A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall.  At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Stock index options are put options and call options on various stock indexes.  In most respects, they are identical to listed options on common stocks.  The primary difference between stock options and index options occurs when index options are exercised.  In the case of stock options the underlying security, common stock, is delivered.  However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index.  The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple.  A stock index fluctuates with changes in the market values of the stocks included in the index.  For example, some stock index options are based on a broad market index such as the S&P 500® Index, or a narrower market index such as the S&P 100 Index.  Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.  Options on stock indexes are currently traded on the following exchanges:  The Chicago Board Options Exchange, New York Stock Exchange, American Stock Exchange (now known as the NYSE AMEX Equities), Pacific Stock Exchange and the Philadelphia Stock Exchange.

Put options may be purchased by the Fund in order to hedge against an anticipated decline in stock market prices that might adversely affect the value of the Fund’s portfolio securities.  Call options may be purchased by the Fund in order to participate in an anticipated increase in stock market prices.  The Fund will sell put and call options only to close out positions in put and call options, as the case may be, which the Fund has purchased.

To terminate its obligations on a call which it has written, the Fund may purchase a call in a “closing purchase transaction.”  (As discussed above, the Fund may also purchase calls other than as part of such closing transactions.)  A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased.  A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received.  Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

Generally writing calls is a profitable strategy if prices remain the same or fall.  Through receipt of the option premium, a call writer mitigates the effects of a price decline.  At the same time, because a call writer must be prepared to deliver the underlying security in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The ability of the Fund effectively to hedge all or a portion of the securities in its portfolio in anticipation of or during a market decline through transactions in put options on stock indexes depends on the degree to which price movements in the underlying index correlate with the price movements in the Fund’s portfolio securities.  Inasmuch as the portfolio securities of the Fund will not duplicate the components of an index, the correlation will not be perfect.  Consequently, the Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of the Fund’s put options on the stock indexes.  It is also possible that there may be a negative correlation between the index and the Fund’s portfolio securities which could result in a loss on both the portfolio securities and the options on stock indexes acquired by the Fund.

Options prices can also diverge from the prices of the underlying investment, even if the underlying investment matches the Fund’s investments well.  Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying investment, and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect correlation may also result from differing levels of demand in the options and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  Successful use of these techniques requires skills different from those needed to select portfolio securities.

There is no assurance a liquid secondary market will exist for any particular option at any particular time.  Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying investment’s current price.  In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day.  On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions.  If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value.  As a result, the Fund’s access to other assets held to cover its options positions could also be impaired.

American Depositary Receipts
The Fund may invest in American Depositary Receipts (“ADRs”).  ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer.  ADRs may be listed on a national securities exchange or may trade in the over-the-counter market.  ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency.  The underlying security may be subject to foreign government taxes which would reduce the yield on such securities.  Investments in such securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls.  Such securities may also be subject to greater fluctuations in price than securities of domestic corporations.  In addition, there may be less publicly available information about a foreign company than about a domestic company.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies.  With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

The Fund may invest in ADRs which are “sponsored” or “unsponsored”.  While similar, distinctions exist relating to the rights and duties of ADR holders and market practices.  A depositary may establish an unsponsored facility without the participation by, or consent of, the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested.  Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees.  The depositary of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights.  Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR.  Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depositary and the ADR holder.  This agreement also allocates fees among the parties.  Most sponsored agreements also provide that the depositary will distribute shareholder meeting notices and other communications.

Exchange-Traded Funds
The Fund may purchase shares of exchange-traded funds (“ETFs”).  All ETFs are investment companies that are bought and sold on a securities exchange.  Most ETFs represent a portfolio of securities generally designed to track a particular market index.  Typically, the Fund would purchase ETF shares to increase its equity exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the Fund.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value.  ETFs also have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs.  Generally, the Fund will purchase shares of ETFs having the characteristics of the types of common stocks in which it typically invests.  If greater liquidity is desired, then the Fund may purchase shares of ETFs designed to track the price performance and dividend yield of the S&P 500® Index and the S&P MidCap 400 Index.

The Fund’s investment in ETFs, subject to the exception specified in the next sentence, currently is limited to (a) 3% of the total voting stock of any one ETF, (b) 5% of the Fund’s total assets with respect to any one ETF and (c) 10% of the Fund’s total assets in the aggregate.  An exception to these limitations is found in Section 12(d)(1)(F) of the 1940 Act, which provides that the above limitations do not apply to securities purchased or otherwise acquired by the Fund if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding securities of such ETF is owned by the Fund and all affiliated persons of the Fund; and (b) the Fund has not offered or sold, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent.  In any event, the Fund will not invest more than 15% of its total assets in ETFs.

Holding Company Depository Receipts
The Fund may invest in holding company depositary receipts (“HOLDRs”).  HOLDRs are securities that represent ownership in the common stock or ADRs of specified companies in a particular industry, sector, or group.  HOLDRs involve risks similar to the risks of investing in common stock.  Each HOLDR initially owns a set number of stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings.  The composition of a HOLDR does not change after issue, except in special cases like corporate mergers, acquisitions or other specified events.  Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Illiquid Securities
The Fund may hold up to 10% of its net assets in securities for which there is no readily available market (“illiquid securities”).  Because an active market may not exist for illiquid securities, the Fund may experience delays and additional costs when trying to sell illiquid securities.  The applicable percentage limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”).  However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid.  Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act.  Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests.  However an insufficient number of qualified institutional buyers interested in purchasing certain Rule 144A securities held by the Fund could adversely affect their marketability, causing the Fund to sell the securities at unfavorable prices.  The Board of Directors of the Fund will delegate to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations.  The Adviser will consider such factors as: (i) the nature of the market for a security, (including the institutional private resale markets); (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors in determining the liquidity of a security.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date.  If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell.  Restricted securities, if considered to be illiquid, will be priced at fair value as determined in good faith by the Board of Directors.

Portfolio Turnover
The Fund generally does not trade actively for short-term profits.  However, if the objective of the Fund would be better served, short-term profits or losses may be realized from time to time.  The annual portfolio turnover rate indicates changes in the Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects.  A high rate of portfolio turnover (100% or more) necessarily results in correspondingly higher transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors.  Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

For the past two fiscal years, the Fund’s portfolio turnover rates were as follows:

Portfolio Turnover Rate Fiscal Year Ended September 30,

2014	2013
102%	133%

Disclosure of Portfolio Holdings
The Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interest of the shareholders of the Fund.  The Fund may not receive any compensation for providing this information.  The Fund’s Chief Compliance Officer reports periodically to the Board of Directors with respect to compliance with the Fund’s portfolio holdings disclosure procedures.  The President of the Fund is responsible for decisions authorizing the disclosure of portfolio holdings.

Fund Service Providers.   The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund’s portfolio holdings from time to time, on an ongoing basis.  As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information.  There is no set frequency at which this information is provided to the Fund’s service providers, as it is provided on an as needed basis in connection with their services to the Fund, and the need for such disclosure varies.  As a result, there is also no set time between the date of such information and the date on which the information is publicly disclosed.  In each case, the Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that each of these parties is contractually and/or ethically prohibited from disclosing the Fund’s portfolio holdings unless specifically authorized by the Fund.

As an example, the Fund’s administrator is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio of the Fund.  The Fund also undergoes an annual audit which requires the Fund’s independent registered public accounting firm to review the Fund’s portfolio.  In addition to the Fund’s administrator, the Fund’s custodian also maintains an up-to-date list of the Fund’s holdings.  The third party service providers to whom the Fund provides non-public portfolio holdings information are the Fund’s administrator and transfer agent, U.S. Bancorp Fund Services, LLC, the Fund’s independent registered public accountants, Cohen Fund Audit Services, Ltd., the Fund’s legal counsel, Foley & Lardner LLP, and the Fund’s custodian, U.S. Bank, N.A.  The Fund may also provide non-public portfolio holdings information to the Fund’s financial printer in connection with the preparation, distribution and filing of the Fund’s financial reports and public filings.

Rating and Ranking Organizations.  The Fund’s Board of Directors has determined that the Fund may provide its portfolio holdings to the rating and ranking organizations listed below.

The Fund may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 15 days old.

Morningstar, Inc.
Lipper, Inc.
Bloomberg L.P.
Thomson Financial Research
Vickers Stock Research

The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the Fund’s shareholders to provide them with non-public portfolio holdings information.  This information is not provided on the condition that it be kept confidential or that such organizations not trade on such information.  However, the officers of the Fund receive reports on a regular basis as to purchases and redemptions of shares of the Fund and review these reports to determine if there is any unusual trading in shares of the Fund.  The officers of the Fund will report to the Board of Directors any such unusual trading in shares of the Fund.  The Fund may not pay these organizations in connection with the dissemination of the Fund’s portfolio holdings.

Website Disclosure.  The Fund publishes its top ten investment holdings at the end of each calendar quarter on its website (www.reynoldsfunds.com).  This information is updated within 15 business days following the end of each quarter.  It is available to anyone that visits the website.

DIRECTORS AND OFFICERS OF THE COMPANY

As a Maryland corporation, the business and affairs of the Company are managed by its officers under the direction of its Board of Directors.  The Board approves all significant agreements between the Company and persons or companies furnishing services to it, including the agreements with the Adviser, administrator, custodian and transfer agent.  The day-to-day operations of the Company are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to the general supervision of the Board.

Directors’ and Officers’ Information

Board Leadership Structure.  The Board of Directors has general oversight responsibility with respect to the operation of the Company and the Fund.  The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Company and the Fund in accordance with the provisions of the 1940 Act and other applicable laws.  The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

The Company does not have a Chairman of the Board, nor does the Company have a lead disinterested director.  The small size of the Board of Directors, consisting of one interested director and two disinterested directors, facilitates open discussion and significant involvement by all of the directors without the need for a formal Chairman or lead disinterested director.  Mr.

Reynolds’ in-depth knowledge of the Fund’s portfolio and operations enables him to effectively help set board agendas and ensure appropriate processes and relationships are established with both the Adviser and the Board, while the business acumen of Robert E. Stauder and Thomas F. Gilbertson, and Mr. Stauder’s long experience in the mutual fund industry serving as a director of the Fund, enables them to effectively and accurately assess the information being provided to the Board to ensure that they are appropriately fulfilling their fiduciary duties to the Fund and its shareholders.  In light of these factors, the Company has determined that its leadership structure is appropriate.

Board Oversight of Risk.  Through its direct oversight role, and indirectly through the Audit Committee, Fund officers and service providers, the Board of Directors performs a risk oversight function for the Fund.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.

The Fund has an Audit Committee, which is discussed below.  The Audit Committee plays a significant role in the risk oversight of the Fund as it meets annually with the auditors of the Fund and quarterly with the Fund’s chief compliance officer to discuss, among other things, financial risk, including internal controls over financial reporting.

Management Information.  Certain important information regarding each of the directors and officers of the Company (including their principal occupations for at least the last five years) is set forth below.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years

Interested Director*

Frederick L. Reynolds 3565 South Las Vegas Blvd., #403 Las Vegas, NV 89109 Age 72	Director President and Treasurer	Indefinite term Since 1988 One-year term Since 1988	Mr. Reynolds is President of Reynolds Capital Management, LLC which commenced business in 1985.	1	None

* An “interested” director is a director who is deemed to be an “interested person” (as defined in the 1940 Act) of the Company.  Mr. Reynolds is an interested director because of his ownership in the Adviser and because he is an officer of the Company.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years

Independent Directors**

Robert E. Stauder 436 Casabonne Lane Sonoma, CA 95476 Age 84	Director	Indefinite term Since 1988	Mr. Stauder is retired. He was a principal of Robinson Mills + Williams, an architectural and interior design firm.	1	None
Thomas F. Gilbertson 1312 Murex Dr. Naples, FL 34102 Age 72	Director	Indefinite term Since March 2015	Mr. Gilbertson is an entrepreneur that owns and operates restaurants in Naples, Florida.	1	None
** “Independent” directors are directors who are not deemed to be “interested persons” (as defined in the 1940 Act) of the Company.

Officers (in addition to Mr. Reynolds)
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years
N. Lynn Bowley Northern Lights Compliance Services, LLC 17605 Wright Street Omaha, NE 68130 Age 56	Chief Compliance Officer	At the discretion of the Board of Directors Since 2007	Mr. Bowley has been a Compliance Officer for Northern Lights Compliance Services, LLC (f/k/a Fund Compliance Services, LLC) since 2007.

Director Qualifications.  Frederick L. Reynolds has been a director and portfolio manager of the Fund for over 26 years.  His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Adviser and with the Fund’s portfolio, led to the conclusion that he should serve as a director.    Although Robert E. Stauder is retired, as a principal in an architectural and interior design firm prior to retirement, he was familiar with financial statements and developed a deep understanding of the demands of operating a business and addressing the issues that confront businesses.  Further, Mr. Stauder’s diligent and thoughtful service as a director of the Fund for over 26 years has provided him with a detailed understanding of the mutual fund industry.  As an entrepreneur that owns and operates restaurants, Thomas F. Gilbertson has familiarity with financial statements and a deep understanding of the demands of operating a business and addressing the issues that confront businesses. Further, Mr. Gilbertson’s experience in the securities industry as a stockbroker makes him a valuable resource to the Board.  Mr. Stauder and Mr. Gilbertson take a conservative and thoughtful approach to addressing issues facing the Fund.  The combination of skills and attributes discussed above led to the conclusion that Mr. Stauder and Mr. Gilbertson should each serve as a director.

Equity Ownership of Directors.  The following table sets forth the dollar range of equity securities beneficially owned by each director in the Fund as of December 31, 2014, which is also the valuation date:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

Interested Director
Frederick L. Reynolds	$100,001 - $500,000	$100,001 - $500,000
Independent Directors
Robert E. Stauder	$10,001-$50,000	$10,001-$50,000
Thomas F. Gilbertson	None	None

Board Committees.  The Company’s Board of Directors has created an Audit Committee whose membership currently consists of Mr. Stauder and Mr. Gilbertson, who are independent. The primary functions of the Audit Committee are to recommend to the Board of Directors the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audits, to review the Fund’s internal controls and to review certain other matters relating to the Fund’s accountants and financial records.  See below for additional information on the duties and responsibilities of the Audit Committee.  The Company’s Board of Directors has no other committees.  The Company’s Audit Committee met once during the fiscal year ended September 30, 2014.

In overseeing the independent registered public accounting firm (the “Auditor”), the Audit Committee: (1) reviews the Auditor’s independence from the Fund and management, and from the Adviser; (2) reviews periodically the level of fees approved for payment to the Auditor and the pre-approved non-audit services it has provided to the Fund to ensure their compatibility with the Auditor’s independence; (3) reviews the Auditor’s performance, qualifications and quality control procedures; (4) reviews the scope of and overall plans for the annual audit; (5) reviews the Auditor’s performance, qualifications and quality control procedures; (6) consults with management and the Auditors with respect to the Fund’s processes for risk assessment and risk management; (7) reviews with management the scope and effectiveness of the Fund’s disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the company’s financial statements in connection with certifications made by the CEO and CFO; and (8) reviews significant legal developments and the Fund’s processes for monitoring compliance with law and compliance policies. The Audit Committee is also responsible for determining each year whether to reappoint the Auditors as the Fund’s independent registered public accounting firm. In making this determination, the Audit Committee takes into consideration a number of factors, including the following: (1) the length of time the Auditor has been engaged by the Fund as the independent registered public accounting firm; (2) the Auditor’s historical and recent performance on the audit; (3) an assessment of the professional qualifications and past performance of the lead audit partner and the Auditor; (4) the quality of the Audit Committee’s ongoing discussions with the Auditor; (5) an analysis of the Auditor’s known legal risks and significant proceedings; and (6) external data relating to audit quality and performance, including recent Public Company Accounting Oversight Board (PCAOB) reports on the Auditor and its peer firms. Based on the Audit Committee’s evaluation, the Audit Committee then determines whether it believes that the Auditor is independent and that it is in the best interests of the Fund and its shareholders to retain the Auditor to serve as the independent registered public accounting firm.

Board Compensation.  For the fiscal year ending September 30, 2014 the Fund’s standard method of compensating directors is to pay each director who is not an interested person of the Company (the “Independent Directors”) a fee of $3,000 for each Board of Directors meeting attended, and $2,000 for the annual meeting of the Audit Committee.

The table below sets forth the compensation paid by the Fund to each of the directors of the Company during the fiscal year ended September 30, 2014 (Mr. Gilbertson was appointed to the Board of Directors effective as of March 31, 2015):

COMPENSATION TABLE

Name Of Person	Aggregate Compensation From The Fund	Pension Or Retirement Benefits Accrued As Part Of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From The Fund Paid To Directors

Interested Director
Frederick L. Reynolds	$0	$0	$0	$0
Independent Director
Robert E. Stauder	$14,000	$0	$0	$14,000

Code of Ethics.  The Company and the Adviser have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act.  This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund.  This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

Proxy Voting.  The Fund votes proxies in accordance with the Adviser’s proxy voting policy.  The Adviser generally follows the so-called “Wall Street Rule” (i.e., it votes as management recommends or sells the stock prior to the meeting).  In the event that a vote presents a conflict of interest between the interests of the Fund and the Adviser, the Adviser will disclose the conflict to the Board of Directors and offer the Board of Directors the opportunity to instruct the Adviser in voting the securities.   The Fund utilizes an electronic voting service to expedite the Fund’s receipt of proxies and to manage the mechanics of proxy voting and reporting.

Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Fund’s website at http://www.reynoldsfunds.com or the website of the Securities and Exchange Commission at http://www.sec.gov.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

Set forth below are the names and addresses of all holders of the Fund’s shares who as of December 31, 2014 owned of record or was known to own beneficially 5% or more of the Fund’s then outstanding shares.  As of December 31, 2014, the officers and directors of the Company, as a group, beneficially owned 0.43% of the outstanding shares of the Fund.

A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

Name and Address	% Ownership

Charles Schwab & Co., Inc.(1) Special Custody Account For the benefit of customers 211 Main Street San Francisco, CA 94105-1905	29.91%

National Financial Services Corp.(1) 1 World Financial Center 200 Liberty Street New York, NY 10281-1003	20.32%

Pershing LLC(1) P.O. Box 2052 Jersey City, NJ 07303-2052	10.80%

Wells Fargo Advisors, LLC(1) 1 N. Jefferson Ave Mail Code MO3970 St. Louis, MO 63103-2287	6.71%

(1)      Owned of record only.

INVESTMENT ADVISER, PORTFOLIO MANAGER AND ADMINISTRATOR

Investment Adviser
The Adviser to the Fund is Reynolds Capital Management, LLC.  (Reynolds Capital Management, LLC is the successor to Reynolds Capital Management, a sole proprietorship for which Frederick L. Reynolds was the sole proprietor.) Pursuant to an investment advisory agreement entered into between the Fund and the Adviser (the “Advisory Agreement”), the

Adviser furnishes continuous investment advisory services to the Fund.  The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Fund may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund.  Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund, bears all sales and promotional expenses of the Fund, other than payments made by the Fund pursuant to the distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act and expenses incurred in complying with laws regulating the issue or sale of securities, and pays salaries and fees of all officers and directors of the Company (except the fees paid to directors who are not interested persons of the Adviser).  For the foregoing, the Adviser receives from the Fund a monthly fee of 1/12 of 1.0% (1.0% per annum) of the Fund’s average daily net assets.

The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Allocation of Portfolio Brokerage.”  None of the directors who are independent, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

The Fund pays all of its own expenses, including, without limitation, the cost of preparing and printing its registration statement required under the Securities Act and the 1940 Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing shareholders, reports to shareholders, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Fund’s assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, registrars and stock transfer agents.

The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including investment advisory fees and administration fees but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, exceed 2%.  As of the date hereof, no such state law provision was applicable to the Fund.  The Fund monitors its expense ratio on a monthly basis.  If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess.

During each of the fiscal years ended September 30, 2014, 2013, and 2012, the investment advisory fees payable by the Fund and related expense reimbursements were as follows:

Fiscal Year End	Net Fees Paid to Adviser

2014	$1,953,054
2013	$1,856,826
2012	$2,014,541

The Advisory Agreement between the Adviser and the Fund will remain in effect as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of the majority of the shares of the Fund, by providing 60 days prior written notice to the Adviser, and by the Adviser on the same notice to the Fund, and that it shall be automatically terminated if it is assigned.

The Advisory Agreement provides that the Adviser shall not be liable to the Fund or the Company’s shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

Portfolio Manager
Mr. Frederick L. Reynolds is the portfolio manager to the Fund and the sole owner of the Adviser, Reynolds Capital Management, LLC.  Mr. Reynolds may have responsibility for the day-to-day management of accounts other than the Fund.  Information regarding these other accounts is set forth below.  The number of accounts and assets is shown as of September 30, 2014.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Frederick L. Reynolds	-- $--	-- $--	3 $5.0 million	-- $--	-- $--	-- $--

The portfolio manager is often responsible for managing other accounts.  The Adviser typically assigns accounts with similar investment strategies to the portfolio manager to mitigate the potentially conflicting investment strategies of accounts.  Other than potential conflicts between investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio manager (for example, cross trades between the Fund and another account and allocation of aggregated trades).  The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts.

The portfolio manager is compensated in various forms.  The following table outlines the forms of compensation paid to the portfolio manager as of September 30, 2014.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Frederick L. Reynolds	Membership Interest	Reynolds Capital Management, LLC	Mr. Reynolds is the sole owner of the Adviser, and the net earnings of the Adviser comprise his compensation.

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager as of September 30, 2014.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund

Frederick L. Reynolds	$100,001 - $500,000

Administrator
U.S. Bancorp Fund Services, LLC, (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator to the Fund pursuant to an administration agreement (the “Administration Agreement”).  USBFS provides certain administrative services to the Fund, including, among other responsibilities, preparing financial statements, excise tax returns and reports required by the Securities and Exchange Commission; coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of the Fund’s independent contractors and agents; arranging for the computation of performance data, including net asset value; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  Pursuant to the Administration Agreement, as compensation for its services, USBFS currently receives from the Fund a fee based on the Fund’s current average daily net assets of 0.08% on the first $100 million, 0.06% on the next $500 million and 0.04% on the remaining assets.  USBFS also is entitled to certain out-of-pocket expenses.  The Administrator, Transfer Agent and Custodian are affiliated entities under the common control of USBFS.

The Administration Agreement may be terminated by either party upon giving 90 days prior written notice to the other party or such shorter period as is mutually agreed upon by the parties.  Notwithstanding the foregoing, the Administration Agreement may be terminated by any party upon the breach of the other party of any material term of the Administration Agreement if such breach is not cured within 15 days of notice of such breach to the breaching party.  The Administration Agreement also provides that USBFS shall not be liable for any error of judgment or mistake of law except a loss arising out of or relating to its refusal or failure to comply with the terms of the Administration Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under the Administration Agreement.

The following table shows the dollar amount of administration fees paid to USBFS for the 2014, 2013, and 2012 fiscal years:

Administration Fees Paid During Fiscal Years Ended September 30,
2014	2013	2012
$159,401	$164,872	$231,454

DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund normally will be determined (except as otherwise noted in the succeeding paragraph) as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading.  The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day/Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, when any of the aforementioned holidays fall on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.  The New York Stock Exchange also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies.

The per share net asset value of the Fund is determined by dividing the total value of the Fund’s net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time.

In calculating the net asset value of the Fund, securities that are listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price on the day the valuation is made.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price.  Securities price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.  Other securities will generally be valued at the most recent bid price if market quotations are readily available.  When market quotations are not readily available or are deemed unreliable, the Adviser values securities and other assets by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors, except that debt securities having maturities of 60 days or less may be valued using the amortized cost method.  Demand notes, commercial paper and U. S. Treasury bills are valued at amortized cost.  The Fund values money market instruments that it holds with remaining maturities of 60 days or less at their amortized cost. Amoritized cost is not used if it would be inappropriate due to credit or other impairments of the issuer, in which case such securities are fair valued under the supervision of the Fund’s Board of Directors.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to:  (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; (d) securities whose value has been impacted by a significant event that occurred before the close of the New York Stock Exchange but after the close of the securities’ primary market; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.  Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Fund may value the security at its fair value.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which it determines its net asset value per share.

DISTRIBUTION OF SHARES

Distributor

Rafferty Capital Markets, LLC (the “Distributor”), 1010 Franklin Ave. – Suite 300A, Garden City, NY 11530, serves as principal underwriter (the “Distributor”) for the Fund pursuant to an Underwriting Agreement.  No affiliated persons of the Fund are affiliated persons of the Distributor.  Fund shares are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares.  The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years. Thereafter, if not terminated, the Underwriting Agreement will continue for successive annual periods, subject to annual approval by (a) the Board of Directors or a vote of a majority of the outstanding shares, and (b) by a majority of the Board members who are not interested persons of the Fund or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding shares of the Fund on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to the Fund.  The Underwriting Agreement will automatically terminate in the event of its assignment.

Service and Distribution Plan

The Fund has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule   12b-1 of the 1940 Act in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund’s expense ratio and providing the Adviser with greater flexibility in management.  The Plan provides that the Fund adopting it may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets.  Payments made pursuant to the Plan may only be used to pay distribution expenses and service fees incurred in the current year.  Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.  Distribution expenses will be authorized by the officers of the Fund as the Fund does not employ a distributor.  To the extent any activity financed by the Plan is one which the Fund may finance without a Rule 12b-1 plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

The Plan may be terminated by the Fund at any time by a vote of the Independent Directors who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the Fund.  Mr. Stauder and Mr. Gilbertson are each currently a Rule 12b-1 Director.  Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.

While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Fund will be committed to the discretion of the directors of the Fund who are not interested persons of the Fund.  The Board of Directors of the Fund must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Fund.  The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.  During the fiscal year ended September 30, 2014, the Fund incurred distribution costs of $242,776 under the Plan.  The following table shows the dollar amounts by category allocated to the Fund for distribution and service-related expenses:

Actual Rule 12b-1 Expenditures Paid by the Fund During the Fiscal Year Ended September 30, 2014
Total Dollars Allocated
Advertising/Marketing	$3,163
Printing/Postage	$2,229
Payment to distributor	$15,730
Payment to dealers	$221,654
Compensation to sales personnel	$0
Interest, carrying, or other financing charges	$0
Other	$0
Total	$242,776

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

The Fund offers an Automatic Investment Plan whereby a shareholder may automatically make purchases of shares of the Fund on a regular, convenient basis ($50 minimum per transaction).  Under the Automatic Investment Plan, a shareholder’s designated bank or other financial institution debits a preauthorized amount on the shareholder’s account on any date specified by the shareholder monthly or quarterly and applies the amount to the purchase of the Fund shares.  If such date is a weekend or holiday, such purchase is made on the next business day.  The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House (“ACH”).  No service fee is currently charged by the Fund for participating in the Automatic Investment Plan.  A $25 fee will be imposed by the transfer agent if sufficient funds are not available in the shareholder’s account at the time of the automatic transaction.  An application to establish the Automatic Investment Plan is included as part of the purchase application.  Shareholders may change the date or amount of investments at any time by writing to or calling USBFS at 1-800-773-9665.  In the event an investor discontinues participation in the Automatic Investment Plan, the Fund reserves the right to redeem the investor’s account involuntarily, by providing 60 days’ notice, if the account’s value is $500 or less.

Shareholders should notify the transfer agent, USBFS, of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date of the next transaction.  The transfer agent is unable to debit mutual fund or “pass through” accounts.

The Fund offers a telephone purchase option pursuant to which money will be moved from a shareholder’s bank account to the shareholder’s Fund account upon request.  Only bank accounts held at domestic financial institutions that are ACH members can be used for telephone transactions.  To have Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, USBFS must receive your order before the close of regular trading on such date.  Most transfers are completed within the same business day.  The minimum amount that can be transferred by telephone is $100.  To preserve flexibility, the Fund may revise or remove the ability to purchase shares by telephone or may charge a fee for such services, although currently the Fund does not expect to charge a fee.

SYSTEMATIC WITHDRAWAL PLAN

To accommodate the current cash needs of shareholders, the Fund offers a Systematic Withdrawal Plan.  A shareholder who owns shares of the Fund worth at least $10,000 at the current net asset value may, by completing an application included as part of the purchase application, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the shareholder at regular intervals.  To establish the Systematic Withdrawal Plan, the shareholder deposits shares of the Fund with the Company and appoints it as agent to effect redemptions of shares of the Fund held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed dollar amount from the account to the shareholder or automatically deposited to a pre-determined bank account.  Only bank accounts held at domestic financial institutions that are ACH members can be used for deposits from the Systematic Withdrawal Plan.  The Systematic Withdrawal Plan does not apply to shares of the Fund held in individual retirement accounts or in retirement plans.

The minimum amount of a withdrawal payment is $100.  These payments will be made from the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made monthly or quarterly on any day a shareholder chooses.  If that day is a weekend or holiday, such redemption will be made on the next business day.  When participating in the Systematic Withdrawal Plan, all income dividends and capital gains distributions payable by the Fund on shares held in such account should be reinvested in additional shares of the Fund, at net asset value.  The shareholder may deposit additional Fund shares in his account at any time.

Withdrawal payments cannot be considered as yield or income on the shareholder’s investment, since portions of each payment will normally consist of a return of capital.  Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder’s account.

The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying USBFS in writing prior to the fifteenth day of the month preceding the next payment.  Shareholders should notify the transfer agent, USBFS, of any other changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date of the next transaction.  The transfer agent is unable to credit mutual fund or “pass through” accounts.

REDEMPTION OF SHARES

The right to redeem shares of the Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the Securities and

Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

ABANDONED PROPERTY

It is important that the Fund maintain a correct address for each investor. An incorrect address may cause an investor's account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor's account has legally been abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

ALLOCATION OF PORTFOLIO BROKERAGE

Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Fund’s Board of Directors.  In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s financial strength and stability.  The most favorable price to the Fund means the best net price (i.e., the price after giving effect to commissions, if any).  Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., “markups” when the market maker sells a security and “markdowns” when the market maker buys a security).  In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as computer software and hardware, internet access, securities pricing, general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation.  While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreement.  Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.  The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion.

Brokerage commissions paid by the Fund are set forth below:

Fiscal Year End	Brokerage Commissions Paid	Total Fair Value of Transactions
2014	$198,903	$488,798,559
2013	$210,304	$506,478,257
2012	$175,214	$456,201,526

None of the brokerage commissions paid by the Fund in the fiscal year ended September 30, 2014 were paid to brokers who provided research services to the Adviser.

As of the end of the most recent fiscal year, the Fund held securities  of its regular broker dealers in the following amount:

Broker-Dealer	Value of Aggregate Holdings
The Charles Schwab Corporation	$652,458

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bank, N.A., Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Fund.  As such, U.S. Bank, N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company.  U.S. Bank N.A. does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

USBFS, an affiliate of U.S. Bank, N.A., 615 East Michigan Street, Milwaukee, WI 53202 acts as the Fund’s transfer agent and dividend disbursing agent.

TAXES

Set forth below is a summary of certain United States federal income tax considerations applicable to the Fund and the purchase, ownership and disposition of shares. This discussion does not purport to be a complete description of the income tax considerations that may be applicable to an investment in the Fund.  For example, this summary does not discuss certain tax considerations that may be relevant to non U.S. holders or holders who are subject to special rules under the Internal Revenue Code (the “Code”), including shareholders subject to the alternative minimum tax, tax-exempt organizations, certain financial institutions, dealers in securities, and pension plans and trusts.  In addition, this summary does not discuss any aspect of U.S. estate or gift tax or foreign, state, or local taxes.

Taxation of the Fund

The Fund has elected to be treated, has qualified, and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”).   To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and the diversification of its assets.    If the Fund so qualifies as a regulated investment company and distributes to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain), it will not be subject to U.S. federal income tax on its investment company taxable income (including net short-term capital gain, if any), realized during any fiscal year, or on its net capital gain realized during any fiscal year, to the extent that it distributes such income and gain to the Fund’s shareholders. If the Fund failed to qualify as a regulated investment company under Subchapter M in any fiscal year, it would be treated as a corporation for federal income tax purposes and as such, the Fund (but not its shareholders) would be required to pay income taxes on the Fund’s net investment income and net realized capital gains, if any, at the rates generally applicable to corporations, whether or not the Fund distributed such income or gains.  In addition, distributions to the Fund’s shareholders, whether from the Fund’s net investment income or net realized capital gain, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

As a regulated investment company, the Fund is generally not allowed to utilize any net operating loss realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year.  The Fund may, however, carry forward capital losses in excess of capital gains (“net capital losses”) from a taxable year to offset capital gains, if any, realized in a subsequent taxable year, subject to certain limitations.  If the net capital losses were incurred in a taxable year beginning on or before December 22, 2010 (“pre-2011 capital losses”), such capital losses may be carried forward eight taxable years and in the year to which they are carried forward, such losses are treated as short-term capital losses that offset short-term capital gains and then offset long-term capital gains.  Net capital losses incurred in taxable years beginning after December 22, 2010 (“post-2010 capital losses”) may be carried forward for an unlimited period, but will be required to be utilized prior to pre-2011 capital losses, which carry an expiration date.  As a result of this ordering rule, pre-2011 capital loss carryforwards could expire unused if capital gains in excess of post-2010 capital losses are insufficient to absorb the pre-2011 capital losses prior to their expiration.  Additionally, post-2010 capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as required for pre-2011 capital losses.

The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. The Fund intends to distribute substantially all of its investment company taxable income and net capital gains each fiscal year.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.  While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax.  In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Taxation of Shareholders

Dividends from the Fund’s net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions from the Fund’s net realized long-term capital gains are taxable as long-term capital gains regardless of the shareholder’s holding period for the shares.  Such dividends and distributions are taxable to shareholders, whether received in cash or additional shares of the Fund.  In the case of domestic corporate shareholders, a portion of the income distributions of the Fund may be eligible for the 70% dividends-received deduction.

Any dividend or capital gains distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution.  Even if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder so that the dividend or distribution is the economic equivalent of a return of capital to the shareholder, the dividend or distribution will be taxable to the shareholder.

Redemptions of shares will generally result in a capital gain or loss for income tax purposes for shareholders who hold such shares for investment.  Such capital gain or loss will be long-term or short-term, depending on the shareholder’s holding period in the redeemed shares.  However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares.  In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Fund, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged or otherwise sold on or after such date.  These requirements generally do not apply to investments through a tax−deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these new rules.

Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the Fund in writing that it is a C corporation, the shareholder must complete a new Form W−9 exemption certificate informing the Fund of such C corporation status or the Fund will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold after January 1, 2012 to the IRS and to the shareholder pursuant to these rules.  Also, if a shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS−approved alternative methods.  A shareholder should contact the Fund to make, revoke or change the shareholder’s election.  If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining the shareholder’s cost basis.

Shareholders should note that they will continue to be responsible for calculating and reporting the tax basis, as well as any corresponding gains or losses, of Fund shares purchased prior to January 1, 2012 and subsequently redeemed, exchanged or sold.  Shareholders are encouraged to consult with their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect.

In addition, because the Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.

The Fund may be required to withhold Federal income tax at a current rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with his or her social security number or other tax identification number and certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding due to the underreporting of income.  The certification form is included as part of the share purchase application and should be completed when the account is opened.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor.  Investors may also be subject to state and local taxes.  Investors are urged to consult with their respective advisers for a complete review of the tax ramifications of an investment in the Fund.

CAPITAL STRUCTURE

The Company’s authorized capital consists of 760,000,000 shares of Common Stock, $.01 par value, of which 40,000,000 shares have been allocated to the Fund and 720,000,000 shares are unallocated.  Each share outstanding entitles the holder to one vote.

The shares of the Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of the Fund, together with all income, earnings, profits and proceeds thereof, belong to the Fund and are charged with the liabilities in respect to the Fund.  The net asset value per share of the Fund is based on the assets belonging to the Fund less the liabilities charged to the Fund, and dividends are paid on shares of the Fund only out of lawfully available assets belonging to the Fund.  In the event of liquidation or dissolution of the Company, the shareholders of the Fund will be entitled, out of the assets of the Company available for distribution, to the assets belonging to the Fund.

There are no conversion or sinking fund provisions applicable to the shares of the Fund, and the holders have no preemptive rights and may not cumulate their votes in the election of directors.  Consequently, the holders of more than 50% of the Company’s shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

The shares of the Fund are redeemable and are transferable.  All shares issued and sold by the Company will be fully paid and nonassessable.  Fractional shares of the Fund entitle the holder to the same rights as whole shares of the Fund.

The Company will not issue certificates evidencing the Fund’s shares.  Each shareholder’s account will be credited with the number of shares purchased, relieving such shareholder of responsibility for safekeeping of certificates and the need to deliver them upon redemption.  Written confirmations are issued for all purchases of shares of the Fund.

SHAREHOLDER MEETINGS

The Maryland General Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting of shareholders in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Company’s Bylaws also contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of

Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115 serves as the independent registered public accounting firm for the Fund and as such, is responsible for auditing the financial statements of the Fund.

DESCRIPTION OF SECURITIES RATINGS

The Fund may invest in publicly-distributed debt securities assigned one of the highest two (2) ratings of either Standard & Poor’s Corporation (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”).  The Fund may also invest in commercial paper and commercial paper master notes rated A-1 by Standard & Poor’s or Prime-1 by Moody’s.  A brief description of the ratings symbols and their meanings follows.

Standard & Poor’s Corporation Bond Ratings.  A Standard & Poor’s corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.         Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.         Nature of and provisions of the obligation; and

III.         Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

Moody’s Investors Service, Inc. Bond Ratings.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Aaa - Bonds which are rated Aaa are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Standard & Poor’s Commercial Paper Ratings.  A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  The three highest categories are as follows:

A-1.  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However the relative degree of safety is not as high as for issuers designated “A-1”.

A-3.  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

Moody’s Investors Service, Inc. Commercial Paper.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.